Exhibit 10.6(c)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH THREE ASTERISKS (“***”). A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CREDIT SUISSE ENERGY LLC
11 Madison	Telephone 212-325-2000
Avenue, New York,
NY 0010
Execution Version

June 20, 2007

To:	Noble Environmental Power 2006 Hold Co, LLC (“Noble” or “Party B”)

From:	Credit Suisse Energy LLC (“CSEL” or “Party A”)

Re:	Contract # [ ]

Reference ID:

Dear Sirs:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date referred to below (the “Transaction”).  This Confirmation constitutes a “Confirmation” as referred to in the Agreement specified below.

1.                                       This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of the date hereof as amended and supplemented from time to time (the “Agreement”), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.  In the event of any inconsistency between the Agreement and this Confirmation, this Confirmation will prevail.  All terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Schedule to the Agreement dated as of the date hereof.

                                                CSEL and Noble each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.               The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:	June 20, 2007

Commodity:	As per Commodity Reference Price

Transaction Type:	Fixed-for-Floating financial swap of energy, financially settled against the ***

price as detailed below. This Transaction is a financial transaction, and CSEL shall have no liability hereunder for any costs and/or charges associated with the actual physical delivery, or generation of electricity, including, but not limited to, charges and/or costs relating to fuel, operations and maintenance, transmission or congestion, or any other obligation other than what is specifically provided herein.

Notional Quantity:	The amount of MWhs specified under “Hedge Volume” in Schedule 1 attached hereto, for each Calculation Period.

Effective Date:	HE 0100 EPT beginning March 1, 2008.

Termination Date:	HE 2400 ending EPT on February 28, 2018.

Calculation Periods:	Each calendar month during the term of the Transaction, commencing HE 0100 EPT on the first calendar day of such calendar month, and ending HE 2400 EPT on the last calendar day of such calendar month.

Time Block:	7 x 24 (i.e., round the clock) for each hour of each day in each Calculation Period, including Saturdays, Sundays and NERC Holidays.

Settlement Amounts:	(a) If Total PTID Volume is (i) equal to or (ii) greater than the Notional Quantity, then Settlement Amount equals:

(Floating Price times Notional Quantity)

minus

(Fixed Price times Notional Quantity).

(b) If Total PTID Volume is less than the Notional Quantity, then Settlement Amount equals:

(Floating Price times Total PTID Volume)

minus

(Fixed Price times Total PTID Volume).

If the Settlement Amount is positive, then Noble shall pay CSEL such amount, subject to the “Delay in COD” provision and the “No Production” provision, each in Section 5 hereof. If the Settlement Amount is negative, then CSEL shall pay Noble the absolute value of such amount, subject to the “Delay in COD” provision and the “No Production” provision, each in Section 5 hereof.

Payment Date(s):	Twenty (20) Local Business Days following the end of each Calculation Period, subject to adjustment in accordance with the Following Business Day Convention.

Calculation Agent:	CSEL

Fixed Amounts:

Fixed Price Payer:	CSEL

Fixed Price:	USD *** per MWh

Floating Amounts:

Floating Price Payer:	Noble

Commodity Reference Price:	***

If the relevant Commodity Reference Price used or to be used by the Calculation Agent to determine the Floating Price is not published for a certain hour (the “Unpublished Hour”), the alternate Commodity Reference Price for the Unpublished Hour shall be the Commodity Reference Price for the hour preceding the

Unpublished Hour; provided however, if no Commodity Reference Price has been published for the hour preceding the Unpublished Hour, then the alternate Commodity Reference Price for the Unpublished Hour shall be the Commodit2y Reference Price for the hour closest in time to the Unpublished Hour for which a Commodity Reference Price has been published.

Floating Price:	The sum of the Monthly PTID Revenues for each PTID Node, divided by the Total PTID Volume.

Specified Price:	For each PTID Node, the NYISO Real-Time Market LBMP associated with such PTID Node.

PTID Nodes:	Means, each of the Clinton Project Node, Ellenburg Project Node and Bliss Project Node, each as set forth in Appendix 1 to the Schedule to this Agreement.

Monthly PTID Revenue:	For each PTID Node, sum of the Hourly PTID Volume times the Hourly PTID Price, for each hour in the Calculation Period.

Hourly PTID Price:	For each PTID Node, the Specified Price for such PTID Node, for each hour in the Calculation Period.

Hourly PTID Volume:

For each PTID Node, the amount of energy produced and delivered to the relevant PTID Node for each hour in the Calculation Period; provided, however, that Hourly PTID Volume with respect to any Project for which either (i) COD has not yet occurred, or (ii) there has been no energy produced during such Calculation Period, shall be calculated by dividing the Notional Quantity for such Calculation Period by the number of hours in such Calculation Period for the Floating Price Purpose (as defined below). For the avoidance of doubt, for the Settlement Amount Purposes (as defined below), the Hourly PTID Volume with respect to any such Project under clause (i) or clause (ii) above shall be zero.

Correction to Hourly
PTID Volumes:

If the Hourly PTID Volume reported in the NY ISO Data used or to be used hereunder by the Calculation Agent is subsequently corrected and the correction is published or announced by the person responsible for that publication or announcement within two years of the date of the original publication or announcement, either party may notify the other party of (i) that correction and (ii) the amount (if any) that is payable as a result of that correction. If, not later that thirty (30) calendar days after the publication or announcement of that correction, a party gives notice that an amount is so payable, the party that originally received or retained such amount will, no later than five (5) Local Business Days after the effectiveness of that notice, pay to the other party that amount, together with interest on that amount at the Non-Default Rate for the period from and including the day on which a payment originally was (or was not) made to but excluding the day of payment of the refund or payment resulting from that correction.

Total PTID Volume:	For each Calculation Period, the sum of all Hourly PTID Volumes for all PTID Nodes

Data used to Calculate
Floating Price and
Settlement Amounts:

The Calculation Agent shall use Hourly PTID Volumes (i) for the purpose of determining the Floating Price (the “Floating Price Purpose”) and (ii) for the purpose of multiplying it by the Floating Price to determine (x) the Settlement Amount or (y) the additional payments described in the “Other Tracking Account Adjustments and Additional Payments” provision hereof (collectively, the “Settlement Amount Purposes”). For any Calculation Period, the Calculation Agent shall determine Hourly PTID Volume in accordance with the following:

(a) first, using the Hourly PTID Volume set forth in the NY ISO Data for both the Floating Price

Purpose, subject to clause (e) below, and the Settlement Amount Purposes.

(b)  if Party B has not provided the NY ISO Data by the 15th Local Business Day following such Calculation Period (the “Data Deadline”), then using the Monthly Noble Production Data for both the Floating Price Purpose, subject to clause (e) below, and the Settlement Amount Purposes.

(c) ***

(d)(1) ***

(2) ***

(e) ***

Rounding:	The Floating Price shall be rounded to the nearest three (3) decimal places.

3.	Contact Information	CSEL
		Dean Brier	(212) 325-8648
		Ricardo Harewood	(212) 325-8678
		Fax:	(212) 951-8823

Noble
		Tom Swank	(860) 581-5105
		Sidney Chang	(860) 581-5060
		Fax:	(860) 767-7198

4.	Account Details:

	Payments (USD) to CSEL:	Citibank, New York
ABA No. 021-000-089
SWIFT CITIUS33
acct No. ###
A/c name: Credit Suisse Energy LLC.

	Payments (USD) to Noble:	Operating Account

5.             Additional Terms:

Definitions:

“Bliss Project” means Noble Bliss Windpark, LLC, owner of the anticipated 67 turbine, 100.5 MW Bliss facility in NYISO Zone A.

“Clinton Project” means Noble Clinton Windpark I, LLC, owner of the anticipated 67 turbine, 100.5 MW Clinton facility in NYISO Zone D.

“COD” means the commercial operation date of the Projects, which shall be deemed to have occurred on the earlier of (i) the Term-Conversion Date under the Financing Agreement, and (ii) the date on which all of the Projects (except for up to an aggregate of 19 WTGs) have reached Completion.

“COD Contingent Collateral” means Eligible Credit Support with a Value (as determined by the Valuation Agent) in an aggregate amount that, when added to the Value of all other Posted Collateral held by Party A in accordance with the Agreement:

(i)            if the applicable date of calculation is prior to January 1, 2009, ***; or

(ii)           if the applicable date of calculation is on or after ***.

“COD Deadline” means that date which is the earlier of (i) ***, and (ii) ***.

“Ellenburg Project” means Noble Ellenburg Windpark, LLC, owner of the anticipated 54 turbine, 81 MW Ellenburg facility in NYISO Zone D.

“Project” means each of the Bliss Project, Clinton Project and Ellenburg Project and “Projects” means all the Bliss Project, Clinton Project and Ellenburg Project together.

Tracking Account:

A notional account and not a physical deposit account (the “Tracking Account”) will be maintained by the Calculation Agent and used for the purposes set forth below.  A positive Tracking Account balance indicates that amounts in the Tracking Account are owed by CSEL to Noble.  A negative Tracking Account balance indicates that amounts (in absolute value terms) in the Tracking Account are owed by Noble to CSEL.  Either Party may, in its sole discretion, make payments to the other Party in excess of those required herein.  Such payments shall, on a dollar-for-dollar basis, decrease (if payment is made by CSEL to Noble), or increase (if payment is made by Noble to CSEL), the Tracking Account balance immediately upon either Party’s receipt of such payment.  The Calculation Agent shall maintain and make all calculations and adjustments relating to the notional value of the Tracking Account balance.

Delay in COD:

(i)  If COD occurs after the Effective Date, until COD occurs, the party owing the Settlement Amount may, ***.  To the extent applicable, within *** days following COD, Party A shall pay to Party B the excess of the Tracking Account balance over the Tracking Account Cap.

(ii)  If COD does not occur by the COD Deadline, then Noble may, within *** Local Business Days, either: (a) by written notice to CSEL, declare an Early Termination Date with respect to this Transaction, or (b) provide to CSEL the *** in an amount determined as of the COD Deadline, and as subsequently returned and/or replaced in accordance with the Credit Support Annex until COD occurs whereupon clause (iii) below shall apply.

(iii)  If Noble provides CSEL with *** pursuant to ***, then, within *** Local Business Days after the date when COD occurs, CSEL shall return to Noble the ***.

(iv) If Noble fails to act under *** or ***, CSEL may, by written notice to Noble, declare an Early Termination Date with respect to this Transaction.

No Production:

Following COD, if no Project produces energy during a Calculation Period, the party owing the Settlement Amount may, in lieu of payment of the Settlement Amount, have such Settlement Amount applied to adjust the Tracking Account balance.

Other Tracking Account Adjustments and Additional Payments:

(i) In the event clause “***” under “Settlement Amounts” applies (i.e., Total PTID Volume is *** the Notional Quantity):

(a)                                  If the Tracking Account balance is *** the Tracking Account Cap, OR the Floating Price is ***, then there shall be *** to the Tracking Account balance, and *** payments shall be due from any Party; and

(b)                                 If, and only to the extent, the Tracking Account balance is *** the Tracking Account Cap, AND the Floating Price is *** the Fixed Price, then Noble shall *** CSEL *** (a “***”) equal to the product of (x) the Total PTID Volume minus the Notional Quantity, and (y) the Floating Price less the Fixed Price.  The Tracking Account balance shall be *** (up to the ***) by *** the Tracking Account Funding Payment.

(ii) In the event that clause “(***)” under “Settlement Amount” above applies (i.e., Total PTID Volume is *** the Notional Quantity):

(a)                                  If the Tracking Account balance is *** the Tracking Account Cap, AND the Floating Price is *** the Fixed Price, there are *** payments due either Party, and the Tracking Account balance shall be *** (up to the ***) by *** equal to the product of (x) ***, and (y) Fixed Payment *** Floating Price; and

(b)                                 If, and only to the extent, the Tracking Account balance is *** the Tracking Account Cap, AND the Floating Price is *** the Fixed Price, then *** shall make an additional payment to *** in an amount equal to the product of (x) ***, and (y) ***. There shall be *** to the Tracking Account balance; and

(c)                                  If the Floating Price is *** the Fixed Price, then *** shall be due to either Party, and the Tracking Account balance shall be *** to the product of (x) ***, and (b) Floating Price less Fixed Price; and

(d)                                 If the Floating Price is *** the Fixed Price, then *** shall be due to either Party, and there shall be *** to the Tracking Account balance.

Tracking Account Interest:

Tracking Account balances not more negative than $*** (the “Interest Flip Point”) shall accrue interest equal to LIBOR plus *** basis points per annum, calculated and compounded monthly.  If the Tracking Account balance is more negative than the Interest Flip Point, then such balance shall accrue interest equal to overnight LIBOR plus *** basis points, and shall be calculated and compounded monthly.  Interest shall accrue on positive and negative Tracking Account balances, with accrued interest on a negative balance serving to increase the negative balance, and accrued interest on a positive balance serving to increase the positive balance.

Tracking Account Cap:

+USD *** (other than as described in clause (i) of “Delay in COD” above).  For the avoidance of doubt, there is no cap on the negative balance that the Tracking Account may accrue; provided, however, that any negative Tracking Account balance (and resulting increased credit exposure) shall be supported by Eligible Credit Support (including the Initial LC and any COD Contingent Collateral) to the extent required.

Tracking Account Treatment at Hedge Expiration:

Upon the Termination Date:

(i)            if there is a positive balance in the Tracking Account, then CSEL shall pay to Noble such balance (the “CSEL Tracking Account Balance”) within *** days of such date; and if there is a negative balance in the Tracking Account, then Noble shall pay to CSEL the absolute value of such balance (the “Noble Tracking Account Balance”) within *** days of such date.

(ii)           in the event CSEL does not pay Noble the CSEL Tracking Account Balance when due, such failure shall constitute an Event of Default under this Agreement, and Noble shall have the right to immediately exercise all remedies available to it and all unpaid amounts owing to Noble shall accrue interest at a rate equal to overnight LIBOR plus ***%, calculated and compounded monthly, with a mortgage style monthly amortization schedule.

(iii)          in the event Noble does not pay CSEL the Noble Tracking Account Balance when due, then Noble may provide to CSEL ***.

(iv) ***.

(v) ***.

(vi)(a) ***; and

(b) ***.

(vii) ***.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

CREDIT SUISSE ENERGY LLC

By:	/s/ Dean Brier
Name: Dean Brier
Title: Vice President

Confirmed as of the date first written above:

NOBLE ENVIRONMENTAL POWER 2006 HOLD CO, LLC

By:	/s/ Thomas F. Swank
	Name:	Thomas F. Swank
	Title:	Vice President

Schedule 1

Hedge Volumes (MWh) per Month

Portfolio
	P *** Volume	Hedge Volume
January	***	***
February	***	***
March	***	***
April	***	***
May	***	***
June	***	***
July	***	***
August	***	***
September	***	***
October	***	***
November	***	***
December	***	***

Annual	***	***

To use the diurnal table to calculate MWh for a single hour:  (Yearly P *** Volume * (% defined in table/100)) / days in month

Bliss (P *** = *** MWh / Year)

***

Clinton (P *** = *** MWh / Year)

***

2

Ellenburg (P *** = *** MWh / Year)

***

3